UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 19, 2009
NORDSTROM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-15059 (COMMISSION FILE NUMBER)	91-0515058 (I.R.S. EMPLOYER IDENTIFICATION NO.)
1617 SIXTH AVENUE, SEATTLE, WASHINGTON 98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111
INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
SIGNATURES

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
(e)	On February 25, 2009, the Board of Directors of Nordstrom, Inc. (the “Company”) approved the Nordstrom, Inc. Executive Management Bonus Plan (the “Executive Bonus Plan”), subject to approval by the Company’s shareholders. On May 19, 2009, the Company’s shareholders approved the Executive Bonus Plan at the Company’s 2009 Annual Meeting of Shareholders.

The Executive Bonus Plan is a cash incentive plan for the Company’s executive officers and is intended to permit the payment of annual cash incentive awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended. A summary of the Executive Bonus Plan is contained in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2009 (“Proxy Statement”), which description is incorporated herein by reference pursuant to Instruction B.3 of Form 8-K. The summary of the Executive Bonus Plan is qualified in its entirety by reference to the complete copy of the Executive Bonus Plan attached as Appendix B to the Proxy Statement.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary
Dated: May 21, 2009

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